SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)

April 5, 2004

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

     Registrant’s telephone number, including area code (905) 863-0000.

Item 5.     Other Events

On April 5, 2004, Nortel Networks Corporation issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

99.1	Press release issued by Nortel Networks Corporation on April 5, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

By:	/s/ William R. Kerr

William R. Kerr
Chief Financial Officer

By:	/s/ Gordon A. Davies

Gordon A. Davies
Assistant Secretary

Dated:   April 5, 2004

EXHIBIT INDEX

99.1	Press release issued by Nortel Networks Corporation on April 5, 2004.